Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
AUTHENTEC, INC.
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
(CHAPTER 98, TITLE 15 U.S.C. SS. 7241)

I, Gary R. Larsen, certify that:

1. I have reviewed this Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K for the year ended January 1, 2010 of AuthenTec, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2010

/s/ Gary R. Larsen
Gary R. Larsen, Chief Financial Officer